UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2025

MERSANA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38129	04-3562403
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 Memorial Drive Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 498-0020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	MRSN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On May 6, 2025, Mersana Therapeutics, Inc. (the “Company”) announced the implementation of a strategic restructuring and reprioritization plan. In connection therewith, on May 5, 2025, the Company’s board of directors approved certain expense reduction measures, including the Company’s commitment to a reduction of approximately 55% of the Company’s current employee base across all functions (the “Restructuring”). The Restructuring is expected to be substantially complete by the end of the third quarter of 2025.

As a result of the Restructuring, the Company estimates that it will incur approximately $4-5 million in costs resulting from cash expenditures consisting of severance and benefit payments, outplacement services and related expenses. The estimate of costs that the Company expects to incur and the expected timing to complete the Restructuring are subject to a number of assumptions, and actual results may differ. The Company may also incur other cash or non-cash charges or cash expenditures not currently contemplated due to events that may occur as a result of, or in association with, the Restructuring.

Item 7.01	Regulation FD Disclosure.

On May 6, 2025, the Company issued a press release announcing the Company’s strategic restructuring and reprioritization plan, including the Restructuring, a copy of which press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language contained in such filing, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

The Company’s strategic restructuring and reprioritization plan includes the Restructuring, which the Company expects to be substantially complete by the end of the third quarter of 2025. The Company will also reduce its research activities and eliminate its internal pipeline development efforts. In the near term, the Company will focus Emi-Le (emiltatug ledadotin; XMT-1660) development efforts on breast cancer to enable the generation of additional safety, tolerability and clinical activity data. The Company plans to continue supporting the dose escalation portion of its Phase 1 clinical trial of XMT-2056 and its ongoing collaborations. The Company expects that the actions comprising its strategic restructuring and reprioritization plan will, collectively, provide the Company with sufficient cash resources to support its current operating plan commitments into mid-2026.

This Report contains “forward-looking” statements and information within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will” and variations of these words or similar expressions, although not all forward-looking statements contain these words. Forward-looking statements in this press release include, but are not limited to, statements concerning the potential clinical benefits of Emi-Le; the Company’s strategic objectives and priorities; the Company’s restructuring plans, including with respect to reducing its workforce across functions, reducing the Company’s research activities, eliminating its internal pipeline development efforts and focusing Emi-Le development efforts on breast cancer; the potential to generate additional safety, tolerability and clinical activity data for Emi-Le; the Company’s expectations regarding the timing to complete its workforce reduction; the Company’s cash runway; the Company’s continued development of XMT-2056; the Company’s support of its ongoing collaborations; and the development and potential of the Company’s product candidates, platforms, technology and pipeline of antibody-drug conjugates candidates. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various factors, including, among other things, uncertainties inherent in research and development, in the advancement, progression and completion of clinical trials and in the clinical development of the Company’s product candidates, including Emi-Le and XMT-2056; the risk that the Company may face delays in patient enrollment in its Phase 1 clinical trials of Emi-Le and XMT-2056; the risk that outcomes of preclinical studies may not be predictive of clinical trial results; the risk that initial or interim results from a clinical trial may not be predictive of the final results of the trial or the results of future trials; the occurrence of impediments to the Company’s ability to execute its planned strategic restructuring and reprioritization as and on the timeline currently contemplated; the risk that restructuring costs and charges may be greater than anticipated; the risk that the Company’s restructuring and reprioritization efforts may adversely affect its ability to retain skilled and motivated personnel and may be distracting to employees and management; the risk that the Company’s restructuring efforts may negatively impact its business operations and reputation; the risk that the Company’s restructuring efforts may not generate their intended benefits to the extent or as quickly as anticipated; the risk that the Company may not realize the intended benefits of its platforms, technology and collaborations; the risk that the Company’s projections regarding its expected cash runway are inaccurate or that the conduct of its business requires more cash than anticipated; and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, that are described in greater detail in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 3, 2025, as well as in other filings the Company may make with the SEC in the future. Any forward-looking statements contained in this Report speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements contained herein, whether because of any new information, future events, changed circumstances or otherwise, except as otherwise required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by the Company on May 6, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERSANA THERAPEUTICS, INC.

Date: May 6, 2025	By:	/s/ Brian DeSchuytner
Brian DeSchuytner
Senior Vice President, Chief Operating Officer and Chief Financial Officer